EXHIBIT 10.1

AWARD/CONTRACT	1.	This Contract Is A Rated Order Under DPAS (15 CFR 700)	è	Rating DOA7	Page 1 Of 30

2. Contract (Proc. Inst. Ident) No.	3.	Effective Date	4. Requisition/Purchase Request/Project No.

W15P7T-04-C-P001		October 30,2003	SEE SCHEDULE

5. Issued By	Code W15P7T	6. Administered By (If Other Than Item 5)	Code S0513A

COMMANDER US ARMY CECOM, ACQ CENTER		DCMC SANTA ANA

AMSEL-ACCC-RT-E		34 CIVIC CENTER PLAZA

SUSAN SHOWLER (732)427-1410		P O BOX C-12700

FORT MONMOUTH, NJ 07703-5008		SANTA ANA, CA 92712-2700

e-mail address: SUSAN.SHOWLER@MAIL1.MONMOUTH.ARMY.MIL		SCD C PAS NONE ADP PT SC1002

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)			8. Delivery
IRVINE SENSORS CORPORATION			☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE
3001 REDHILL AVE BLDG 3-108			9. Discount For Prompt Payment
COSTA MESA, CA. 92626-4526

TYPE BUSINESS: Other Small Business Performing in U.S.		10. Submit Invoices	è	Item 12
(4 Copies Unless Otherwise Specified)
Code 54266	Facility Code	To The Address Shown In:

11. Ship To/Mark For	Code	12. Payment Will Be Made By		Code HQ0339
SEE SCHEDULE		DFAS-COLUMBUS CENTER WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS, OH 43218-2381

13. Authority For Using Other Than Full And Open Competition:		14. Accounting And Appropriation Data
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )		ACRN: AA 21 3204000003627525P665502255Y S28043 W15GK8

15A. Item No. 15B. Schedule Of Supplies/Services		15C. Quantity 15D. Unit 15E. Unit Price 15F. Amount
SEE SCHEDULE CONTRACT TYPE: Cost-Plus-Fixed-Fee		KIND OF CONTRACT: Research and Development Contracts

Contract Expiration Date: 2005OCT31		15G. Total Amount Of Contract è $779,492.30

16. Table Of Contents

(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)
	Part I - The Schedule				Part II - Contract Clauses
X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	26
X	B	Supplies or Services and Prices/Costs	4		Part III - List Of Documents, Exhibits, And Other Attachments
X	C	Description/Specs./Work Statement	10	X	J	List of Attachments	30
X	D	Packaging and Marking	12		Part IV - Representations And Instructions
X	E	Inspection and Acceptance	13		K	Representations, Certifications, and Other Statements of Offerors
X	F	Deliveries or Performance	14
X	G	Contract Administration Data	15		L	Instrs., Conds., and Notices to Offerors
X	H	Special Contract Requirements	18		M	Evaluation Factors for Award

Contracting Officer Will Complete Item 17 Or 18 As Applicable
17. ☐ Contractor’s Negotiated Agreement (Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number DAAB0703RP057 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print) D. L. Smetana DPTY GM ATD			20A. Name Of Contracting Officer VIRGINIA KNIGHT VIRGINIA.KNIGHT@MAIL1.MONMOUTH.ARMY.MIL (732)532-4348

19B. Name of Contractor		19c. Date Signed	20B. United States Of America		20C. Date Signed

By	/s/ D. L. Smetana	10/30/03	By	/s/ V. Knight	October 30, 2003

	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	25-106	Standard Form 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE	GPO : 1985 0 – 478-632	Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 2 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION A - SUPPLEMENTAL INFORMATION

	Regulatory Cite	Title	Date
A-1	52.6106	NOTICE: SOLICITATION OMBUDSMAN	JUN/1997

(a) The US Army Communications-Electronics Command (CECOM) has established the Office of Solicitation Ombudsman to assist industry in removing unnecessary and burdensome requirements from CECOM solicitations. The Ombudsman is authorized to suspend, cancel or revise solicitations that do not represent proper procurement practices or sound business judgement.

(b) If you feel that a CECOM solicitation contains improper elements or can be further streamlined to promote more efficient use of taxpayer dollars, you should first identify these issues to the Procuring Contracting Officer (PCO), Ms. Virginia Knight. If the PCO is unable to resolve your concerns satisfactorily, or cannot do so in a timely manner, you are encouraged to call the CECOM Ombudsman at (732) 532-3028. The PCO/Ombudsman should be advised at least 5 days prior to the date established in the solicitation for the receipt of offers of any deficiency. You may also write to:

Commander, US Army CECOM

CECOM Acquisition Center

Solicitation Ombudsman

Attn: Mrs. Kathleen T. Walk

AMSEL-ACCS-B

Fort Monmouth, NJ 07703-5008

1. This is a SBIR Phase II Cost Plus Fixed Fee contract for “Readout Integrated Circuit (ROIC) Development for High Performance Uncooled Imaging Applications” under topic A01-121.

2. The period of performance is twenty-four (24) months from the date of the contract award.

3. Previously negotiated funding in the amount of $49,721.00 which represents continuation of services performed under the Phase I contract has been included in the integrated Statement of Work (SOW) listed at Section J, Attachment 01. This Phase II contract will be funded on an incremental basis as follows:

Estimated Cost:	$724,927.84
Fixed Fee:	$54,564.46
Total:	$779,492.30
Sum Allotted:	$635,653.00
Allowable Cost:	$591,157.29
Fixed Fee:	$44,495.71
Funds Deferred:	$143,839.30

4. When Scientific and Technical Reports contain potentially patentable subject matter, mark one copy for review by CECOM Legal Office, Patent Law Division, Ft. Monmouth, NJ 07703, ATTN: AMSEL-LG-L.

6. Final Reports shall be forwarded via Material Inspection and Receiving Report, DD Form 250 unless deviation is authorized by the Cognizant Engineer/Technical POC.

7. The following Patent Clauses are incorporated into the contract by reference:

FAR 52.227-01 Authorization and Consent (JUL 1995) and Alternate I (APR 1984) (R&D)

FAR 52.227-02 Notice and assistance Regarding Patent and Copyright Infringement (AUG 1996)

FAR 52.227-03 Patent Indemnity (APR 1984) and Alternate II, (APR 84) {Para C Fill-in}

FAR 52.227-06 Royalty Information (Apr 1984).

DFARs 252.227-7016 Rights in Bid or Proposal Information (JUNE 1995)

DFARs 252.227-7017 Identification and Assertion of Use, Release or Disclosure Restrictions (June 1995)

DFARs 252.227-7018 Rights in Noncommercial Technical Data and Computer Software - Small Business Innovation Research (SBIR) Program (JUNE 1995)

DFARs 252.227-7027 Deferred Ordering of Technical Data or Computer Software (APRIL 1988)

DFARs 252.227-7028 Technical Data or Computer Software Previously Delivered to the Government (JUNE 1995)

DFARs 252.227-7030 Technical Data - Withholding of Payment (Oct 1988)

DFARs 252.227-7036 Declaration of Technical Data Conformity (JAN 1997)

DFARs 252.227-7037 Validation of Restrictive Markings on Technical Data (Nov 1995)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 3 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

*** END OF NARRATIVE A 001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 4 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

0001	SECURITY CLASS: Unclassified

0001AA	PHASE II SBIR		1	LO		$585,932.00

	NOUN: ROIC DEVELOPMENT
	PRON: 1G38499ACJ PRON AMD: 01 ACRN: AA
	AMS CD: 665502M4055

	Supplies, services, facilities and materials for Phase II SBIR, Topic No. A01-121, entitled “Readout Integrated Circuits (ROIC) Development for High Performance Uncooled Imaging Applications”.

	In accordance with the Statement of Work (SOW), Attachment 01 as found at Section J. The contractor shall design, build, characterize and deliver a low noise, low power, high performance uncooled micro-camera for active imaging in the SWIR or passive imaging in the LWIR in addition to submitting various studies and reports as called out in Exhibits A-D, See Section J.

	The period of performance for this effort is twenty-four (24) months from Date of Contract Award.

	The total estimated cost plus fixed fee for this effort is $ 779,492.30 and will be incrementally funded over the life of the contract.

	A total summary of funding is as follows:

	Cost Breakdown:
	Estimated Cost:	$724,927.84
	Fixed Fee:	$54,564.46
	Total:	$779,492.30

	Sum Allotted:	$635,653.00
	Allowable Cost:	$591,157.29
	Fixed Fee:	$44,495.71
	Funds Deferred:	$143,839.30

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 5 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE		AMOUNT

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	31-OCT-2005
		$585,932.00

0001AB	SERVICES			1	LO				$49,721.00

	NOUN: CON’T SERVICES SBIR PHASE II
	PRON: 1G38498ACJ PRON AMD: 01 ACRN: AA
	AMS CD: 665502M4055

	SLIN 0001AB represents funding in the amount of $49,721.00 for the continuation of services.

	(End of narrative B001)

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DLVR SCH REL CD	QUANTITY	PERF COMPL DATE
	001	1	31-OCT-2005
		$49,721.00

0002	SECURITY CLASS: Unclassified

0002AA	DATA ITEM			24	EA	$	** NSP **	$	** NSP **

	NOUN: MONTHLY REPORT

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 6 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

	Progress, Status and Management Reports, in accordance with Contract Data Requirements List (CDRL) DD Form 1423, Sequence A001, Exhibit A. SLIN 0002AA represents Monthly Reports #1-24 as called for under Exhibit A. Documentation is to be prepared in contractor format, email submission of report must be approved by the technical POC.

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001					3
	DEL REL CD		QUANTITY		DEL DATE
	001		24		SEE DD FORM 1423

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(W26AAN)	PR DIR NIGHT VISION ELECTRO SENSOR DIR RESOURCE MGT DIV 10221 BURBECK RD STE 409 FORT BELVOIR VA 22060-5806

0003	SECURITY CLASS: Unclassified

0003AA	DATA ITEM						12	EA	$	** NSP **	$	** NSP **

	NOUN: BI-MONTHLY REPORT

	Scientific and Technical Report, in accordance with Contract Data Requirements List (CDRL) DD Form 1423, Sequence B001, Exhibit B. SLIN 0003AA represents Bi-Monthly Reports #1-12 as called for under Exhibit B. Documentation is to be prepared in contractor format, email submission of report must be approved by the technical POC.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 7 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001					3
	DEL REL CD		QUANTITY		DEL DATE
	001		12		SEE DD FORM 1423

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(W26AAN)	PR DIR NIGHT VISION ELECTRO SENSOR DIR RESOURCE MGT DIV 10221 BURBECK RD STE 409 FORT BELVOIR VA 22060-5806

0004	SECURITY CLASS: Unclassified

0004AA	DATA ITEM						1	LO	$	** NSP **	$	** NSP **

	NOUN: INTERFACE CONTROL DOCUMENT

	Interface Control Document, in accordance with Contract Data Requirements List (CDRL) DD Form 1423, Sequence C001, Exhibit C. SLIN 0004AA represents the ICD report as called for under Exhibit C. DRAFT REPORT IS TO BE SUMITTED NLT 45 DAYS PRIOR TO THE END OF THE TECHNICAL EFFORT AS REPRESENTED IN THE DELIVERY SCHEDULE DATE OF 26 AUGUST 2005. Documentation is to be prepared in contractor format, email submission of report must be approved by the technical POC.

	(End of narrative B001)

	Packaging and Marking

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 8 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE		AMOUNT

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001					3
	DEL REL CD		QUANTITY		DEL DATE
	001		1		26-AUG-2005

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(W26AAN)	PR DIR NIGHT VISION ELECTRO SENSOR DIR RESOURCE MGT DIV 10221 BURBECK RD STE 409 FORT BELVOIR VA 22060-5806

0005	SECURITY CLASS: Unclassified

0005AA	DATA ITEM						1	LO	$	** NSP **	$	** NSP **

	NOUN: FINAL REPORT

	Scientific and Technical Report, in accordance with Contract Data Requirements List (CDRL) DD Form 1423, Sequence D001, Exhibit D. SLIN 0005AA represents the Final Reports as called for under Exhibit D. Documentation is to be prepared in contractor format, email submission of report must be approved by the technical POC.

	Payments under this SLIN correlate with the delivery schedules found under SLIN 0001AA and 0001AB.

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance
	INSPECTION: Destination ACCEPTANCE: Destination

	Deliveries or Performance
	DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
	001					3
	DEL REL CD		QUANTITY		DEL DATE
	001		1		26-AUG-2005

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 9 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT
FOB POINT: Destination

	SHIP TO:	PARCEL POST ADDRESS
	(W26AAN)	PR DIR NIGHT VISION ELECTRO SENSOR DIR RESOURCE MGT DIV 10221 BURBECK RD STE 409 FORT BELVOIR VA 22060-5806

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 10 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

	Regulatory Cite	Title	Date
C-1	52.6900	ORDER OF PRECEDENCE, ISSUE OF SPECIFICATIONS (STATEMENT OF WORK)	SEP/2003

1. The documents listed at Attachment 001 are directly cited within this solicitation/contract and are furnished at Section J. The equipment on contract will be produced in accordance with these documents.

2. The issue(s) (i.e., number, revision, title and issuance date) of the documents cited at Attachment 001 govern over any other issue of the same document(s) cited elsewhere within this solicitation/contract. However, when applicable, modifications/exceptions to these documents apply as specified in the provision entitled ‘Modifications/Exceptions to Listed Specifications and Drawings’ in Section C. When necessary, copies of cancelled or superseded specifications and/or standards applicable to this solicitation/contract are furnished at Section J (also see provision entitled ‘Cancelled Specification Reinstated’ in Section C).

3. When applicable, a list of the Contract Data Requirements Lists (CDRLs - DD Form 1423s) that apply to this contract is furnished at Exhibits A-D. The contractor will prepare and deliver the data and information in accordance with the requirements, quantities and schedules set forth by these CDRLs unless explicitly stated elsewhere in this solicitation/contract. The issue of the Data Item Description (DID) listed in the Acquisition Management Systems and Data Requirements Control List (AMSDL) (DOD 5010.12-L) is no longer being published. The DID is available online at http://astimage.daps.dla.mil/online/new/. After login to ASSIST-Online click on DIDS in the left frame menu to access the Data Item descriptions; then click on the DIDS browser. When necessary, copies of canceled or superseded Data Item Descriptions applicable to this solicitation/contract are furnished at Section J.

4. The offeror/contractor is responsible for reviewing the entire solicitation/contract to identify all directly cited and subsequent referenced documents. Unless stated explicitly elsewhere in this solicitation/contract, the issue of these documents is that which appears in the hard copy edition of the Department of Defense Index of Specification and Standards (DoDISS), 15 October 2003 and latest Supplement. Immediately upon completion of this review, the offeror/contractor will notify the Procuring Contracting Officer (PCO) of any conflicts or misunderstandings between this provision and other contractual requirements.

5. All directly cited or referenced documents not furnished with this solicitation may be obtained as follows:

a. Specifications, Standards and Data Item Descriptions listed in the DoDISS. Obtain these documents from:

DODSSP

Building 4/Section D

700 Robbins Avenue

Philadelphia, PA 19111-5094

FAX: (215) 697-1462

Note that requests for specification MIL-E-1 must include reference to the tube type.

b. Commercial Specifications, Standards, and Standards and Descriptions. When applicable, obtain these documents directly from the publisher.

c. Standard Practice for Commercial Packaging (ASTM D 3951-98). When applicable, obtain this document from:

American Society for Testing and Materials

100 Barr Harbor Drive

West Conshohoken, PA 19248-2959

NOTE: You may also obtain Specification and Standard Information via the Defense Standardization Program Office Webpage, http://www.dodssp.daps.mil Free registration for a UserID and password are required prior to using ASSIST-Online. In most cases, you will be able to download cases from your standard browser. The ASSIST-Online Website is located at: http://assist.daps.mil

6. Notes for Solicitations Involving Government-Furnished Drawings. The drawings specified in this solicitation depict the physical and functional requirements for the complete item and parts thereof. They do not contain complete details of all intervening processes, from raw material to finished products, which are necessary to fabricate, control, test, adjust, assemble and inspect the equipment on order.

a. Drawing Review and Certification.

(1) The government has examined the Technical Data Package and believes that all drawings and related drawing lists needed to prepare a realistic bid/offer and construct the equipment are included therein.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 11 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

(2) The bidder/offeror/contractor shall utilize the documents (35mm aperture card or digital computerized files) copies of the drawings supplied with this solicitation as a basis for preparing the bid/offer and constructing the equipment on order in the event of contract award. The bidder/offeror is responsible for assuring that these documents contain all drawings cited in Attachment 001, excluding drawings for those items which will be government-furnished for incorporation into the equipment on order. Missing or illegible drawings must be reported to the PCO within 15 days after issuance of this solicitation.

(3) Concurrent with the submission of the bid/offer, the bidder/offeror will certify that the document set of drawings in the bidder’s/offeror’s possession is complete and legible. If not submitted, the successful bidder/offeror will be required to furnish such certification prior to award.

(4) Failure by the bidder/offeror to advise the government of any missing or illegible drawings, or to provide the certification described in paragraph 6.a.(3) above will not be considered an excusable cause for late deliveries or the submission of nonconforming supplies nor constitute grounds for a claim against the government subsequent to contract award.

b. Disposition of Drawings and Specifications.

(1) Nonclassified drawings and specifications furnished with this solicitation/contract are not to be returned to the government. They may be retained by the offeror for future reference or disposed of in any manner at the discretion of the offeror.

(2) Disposition of classified documents furnished with this solicitation/contract shall be in accordance with Chapter 5, Section 7, of the National Industrial Security Program Operating Manual (NISPOM), January 1995, DoD 5220.22-M.

7. Discrepancies in Section B Item Descriptions. The bidder/offeror is responsible for notifying the PCO immediately in the event that:

a. A line item in this solicitation does not identify the correct part number, drawing number, or specification, or

b. The identification of such parts is inconsistent, or

c. The line item refers to an obsolete part/model or a part/model which is no longer the latest baseline configuration for that time.

In such situations, the bidder/offeror will submit correcting information to the PCO for evaluation and action.

DEFINITION OF DAC/DAYS AFTER CONTRACT

The abbreviation ‘DAC’ for days after contract as used on the Contract Data Requirements List, DD Form 1423, attached to this solicitation or contract, means days after (checked date applies):

(n/a) effective date of contract.

(X) date of contract award.

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 12 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION D - PACKAGING AND MARKING

	Regulatory Cite	Title	Date
D-1	52.7043	STANDARD PRACTICE FOR COMMERCIAL PACKAGING	APR/1999

Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD-129 (a waiver-free document). Bar Code Markings are required IAW ANSI/AIM-BC1, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:

a. Maximum of 100 unit packs per intermediate container.

b. Maximum net load of 40 pounds.

c. Maximum size of 1.5 cubic feet with at least two dimensions not exceeding 16 inches

Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM D 3951-98. The government reserves the right to perform any of the tests.

Copies of ASTM D 3951-98 are available from the:

American Society for Testing and Materials 100 Barr Harbor Drive West Conshohocken, PA 19248-2959.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 13 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION E - INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
E-1	52.246-01	CONTRACTOR INSPECTION REQUIREMENTS	APR/1984
E-2	52.246-08	INSPECTION OF RESEARCH AND DEVELOPMENT - COST-REIMBURSEMENT	MAY/2001

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 14 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION F - DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date
F-1	52.242-15	STOP-WORK ORDER	AUG/1989
F-2	52.247-34	F.O.B. DESTINATION	NOV/1991

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 15 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION			JOB ORDER NUMBER	ACCOUNTING STATION	OBLIGATED AMOUNT
0001AA	1G38499ACJ	AA	2	21	3204000003627525P665502255Y	S28043	3JF8M5	W15GK8	$585,932.00
	665502M4055
0001AB	1G38498ACJ	AA	2	21	3204000003627525P665502255Y	S28043	3JF8M6	W15GK8	$49,721.00
	665502M4055

								TOTAL	$635,653.00

SERVICE NAME	TOTAL BY ACRN			ACCOUNTING CLASSIFICATION			ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA			21	3204000003627525P665502255Y	S28043	W15GK8		$635,653.00

								TOTAL	$635,653.00

	Regulatory Cite	Title	Date
G-1	252.204-7004	REQUIRED CENTRAL CONTRACTOR REGISTRATION (CCR) Reserved per FAC 2001-16 Use IF0851 or Alternate	OCT/2003
Reserved per FAC 2001-16 OCT 2003
(End of Clause)

G-2	52.7025	PLACE OF PERFORMANCE AND SHIPPING POINT	DEC/1987

1. The work called for herein will be performed by the contractor at the following location(s):

Location of Final Manufacture:	Costa Mesa, CA
(City, County, State)

Packaging and Packing:	Costa Mesa, CA
(City, County, State)

Shipping Point (at or near):	Costa Mesa, CA
(Street Address, City, State, Zip Code)

Producing facilities:	Costa Mesa, CA
(Owner, Street Address, City, State, Zip Code)

Operator:	Costa Mesa, CA
(Operator, Street Address, City, State, Zip Code)

Contractor’s office which will receive payment, supervise and administer the contract:

3001 Redhill Ave, Building 3-108, Costa Mesa CA 92626-4532

(Street Address, City, State)

2. Contractor’s address on the face page of the contract will be considered as the location of any of the above elements which are not completed to indicate a different address.

3. UNCLASSIFIED CONTRACTS. Unless the prior written approval of the Procuring Contracting Officer (PCO) is obtained, the contractor shall not change the specified place of manufacture, packaging and packing, shipping point and/or producing facilities. Additionally, if such a change is made, the Government shall have the right to deduct from the contract price any increased costs (shipping, administration, etc.) which the Government may incur as a result of the change as well as any savings (labor costs, etc.) that the Government may be entitled to under the Changes clause.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 16 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

4. CLASSIFIED CONTRACTS AND ANY CONTRACT THE PERFORMANCE OF WHICH WILL REQUIRE ACCESS TO CLASSIFIED INFORMATION OR MATERIAL. Unless the written approval of the Contracting Officer is obtained in advance, performance under this contract may not be carried on in any plant or factory other than that specified in paragraph 1 of this clause.

G-3	52.7050	ADMINISTRATIVE DATA/INSTRUCTIONS TO PAYING OFFICE	MAR/1999

Project Designation: Readout Integrated Circuit (ROIC)

Initiating Activity: CERDEC NVESD

(Item/Project Manager)

Controlled Item Report Requirements: N/A

Invoice Address: N/A

INSTRUCTIONS TO PAYING OFFICE:

a. The Purchasing Office representative is:

Name: SUSAN M SHOWLER, CONTRACT SPECIALIST

Organization Code: AMSEL-ACCC-RT-J(SHOWLER), BLDG 1208W, FORT MONMOUTH, NJ 07703-5008

Telephone Area Code and No.: (732) 427-1410

DSN/Autovon No.: 987-1410

b. Payment will be made by the office designated in Block 12 of Standard Form 26, Block 25 of Standard Form 33, or Block 15 of DD Form 1155. In the case of cost reimbursement type contracts, vouchers should be submitted directly to the cognizant Defense Contract Audit Agency (DCAA). Upon request, the Administrative Contracting Officer (ACO) will furnish the address of the cognizant DCAA. For other type contracts, the invoice should be forwarded directly to the designated paying office.

c. See FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment. If payment is not available via electronic transfer then payment to the contractor shall be mailed to the following address (if other than the address shown on SF-26, SF-33 or DD Form 1155):

Name:

Address:

(City, State, Zip Code)

UNIT OF PURCHASE: Due to automation, when shipping or billing for the item(s) under this contract, the unit of purchase set forth in the Schedule, Section B, for each item must be used; e.g., if the quantity column indicates ‘144’ for the item and the unit of purchase column indicates ‘ea’, the system will reject shipping and billing documents which indicate ‘1 gross’.

NOTE TO PAYING OFFICE: To properly match disbursements with their corresponding receiving/acceptance document, the paying office shall ensure that the invoice/voucher is disbursed from only those accounting classification reference numbers (ACRNs) and their corresponding subline item numbers (SLINs) indicated on the invoice/voucher, acceptance statement or receiving report.

G-4	52.7055	MANDATORY USE OF GOVERNMENT TO GOVERNMENT ELECTRONIC MAIL	JUN/1999

(a) Unless exempted by the Procuring Contracting Officer in writing, communication after contract award between Government agencies shall be transmitted via electronic mail (e-mail).

(b) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

Instructions to Contract Ordering Officer

Instructions to Administrative Contracting Officer*

Instructions to other Defense Contract Management Command personnel*

Instructions to Defense Finance Administration Services

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 17 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

Instructions to Defense Contract Audit Agency

*	Includes Government to Government data not covered by the Government’s Defense Contract Management Contract ALERTS Program. Audits and audit requests shall be processed through the Monitoring and Analysis Branch, e-mail box AMSEL-AC-SP-D@mail1.monmouth.army.mil.

(c) See Section H Clause 52.6110, Mandatory Use of Contractor to Government Electronic Mail, for further guidance.

NOTE: Upon receipt of the contract, respective Government agencies using e-mail shall provide the Procuring Contracting Officer with their e-mail address, name, title, office symbol, contract number, telephone and fax numbers to the e-mail address set forth in Section H, 52.6110.

(End of clause)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 18 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION H - SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date
H-1	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992

H-2	52.6110	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC MAIL	JUN/1999

(a) Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail (e-mail). This shall include all communication between the Government and the contractor except Contract Awards, Contract Modifications, Proposals, Procurement Sensitive Information, Classified Information and Proprietary Information. Return receipt will be used if a commercial application is available. CECOM will announce commercial applications for these items when they are available. At that time the above items will also be sent via e-mail.

(b) The format for all communication shall be compatible with the following: Outlook/Office 2000

(c) Files larger than 1/2 megabytes must use alternate means of transmission such as Zip Compression/Inflation (WinZip), File Transfer Protocol, WinFax or any Fax Modem. (Note: This includes both the text message and the attachment.) If an attachment is in binary format, the number of bytes for the attachment increases by 33%. Large items can be put on disk and mailed with the Contracting Officer’s approval.

(d) A copy of all communications, with the exception of technical reports, shall be provided to the contract specialist.

(e) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

Routine Letters

Requests for Proposals under the contract

Price Issues (except contractor pricing data)

Contract Data Requirements List Submittals

Contract Data Requirements List Comments

Approvals/Disapprovals by the Government

Technical Evaluations of Contract Items

Clarifications

Configuration Control

Drawings (not to exceed 1/2 megabyte)

Revised Shipping Instructions

Change Order Directions

(f) In order to be contractually binding, all Government communications must be sent from the Contracting Officer’s e-mail address and contain the /s/ symbol above the Contracting Officer’s signature block. The contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address.

(g) The Government reserves the right to upgrade to more advanced commercial applications at any time during the life of the contract.

(h) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract. If known, the contractor shall also furnish the e-mail addresses of the Administrative Contracting Officer, DFAS and DCAA cognizant personnel. Upon receipt of the contract, all recipients are required to forward their e-mail address, name, title, office symbol, contract number, telephone number and fax number to the Contracting Officer’s e-mail address listed below:

(i)	The Contracting Officer’s e-mail address is: virginia.knight@us.army.mil

The Contract Specialist’s e-mail address is susan.showler@us.army.mil

The Technical Point of Contact’s e-mail address is: michael.grenn@nvl.army.mil

(End of clause)

H-3	52.6115	MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250) DFARS	APR/1999
APPENDIX F

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 19 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

(a) Addresses required for special distribution in accordance with Table 2 and additional distribution requirements not covered by DOD FARS Appendix F, Tables 1 and 2 are as follows:

ADDRESS	NO. OF COPIES
Commander, US Army CECOM, ATTN: AMSEL-ACCC-RT-E(SHOWLER) Fort Monmouth, NJ 07703-5000 SUSAN.SHOWLER@US.ARMY.MIL	1

U.S. Army RDECOM CERDEC NVESD 10221 Burbeck Road ATTN: AMSEL-RD-NV-ST-ICT(Grenn) Fort Belvoir, VA 22060-5806	2

Commander, US Army CECOM, ATTN: AMSEL- AC-CS-E(ALE) Fort Monmouth, NJ 07703-5000	1

(b) These special distribution instructions shall be included in any subcontract hereunder where the items produced by the subcontractor are to be shipped directly to the Government.

PROCEDURAL NOTE: In accordance with FAR 32.905(f), all invoice payments shall be supported by a receiving report or any other Government documentation authorizing payment to include, but not limited to the following:

(1) Contract number or other authorization for supplies delivered or services performed.

(2) Description of supplies delivered or services performed.

(3) Quantities of supplies received and accepted or services performed, if applicable.

(4) Date supplies delivered or services performed.

(5) Date supplies or services were accepted by the designated Government official.

(6) Signature, or when permitted by agency regulations, electronic equivalent, printed name, title, mailing address, and telephone number of the designated Government official responsible for acceptance or approval functions.

The Department of Defense Activity Address Code (DODAAC) may be used in lieu of the mailing address. E-mail addresses, if possible, shall be added to facilitate communication and the Contractor’s Tax Identification Number (TIN) should also be included on the respective invoices for tracking purposes.

DFAS (Payment Office) WILL RETURN TO SENDER ANY RECEIVING REPORTS (INCLUDING DD FORM 250) WHICH DO NOT CONTAIN THE REQUIRED INFORMATION.

H-4	52.245-5	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR - HOURS CONTRACTS) (JAN 1986) (DEV) AND ALTERNATE I (JUL 1985)	JAN/1986

CLASS DEVIATION (7/13/99) AND ALT I

(a)	Government-furnished property. (1) The term “Contractor’s managerial personnel,” as used in paragraph (g) of this clause, means any of the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(i) All or substantially all of the Contractor’s business;

(ii) All or substantially all of the Contractor’s operation at any one plant, or separate location at which the contract is being performed; or

(iii) A separate and complete major industrial operation connected with performing this contract.

(2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or

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Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

(3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.

(4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b)	Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

(2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph(h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any—

(i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii) Withdrawal of authority to use property, if provided under any other contract or lease.

(c)	Title. (1) The Government shall retain title to all Government-furnished property.

(2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(3) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract and that, under the provisions of this contract is to vest in the Government, shall pass to and vest in the Government upon the vendor’s delivery of such property. Title to all other property, the cost of which is to be reimbursed to the Contractor under this contract and that under the provisions of this contract is to vest in the Government, shall pass to and vest in the Government upon —

(i) Issuance of the property for use in contract performance;

(ii) Commencement of processing of the property or its use in contract performance; or

(iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

(4) Title to equipment (and other tangible personal property) purchased with funds available for research and having an acquisition cost of less than $5,000 shall vest in the Contractor upon acquisition or as soon thereafter as feasible; provided, that the Contractor obtained the Contracting Officer’s approval before each acquisition.

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Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

Title to equipment purchased with funds available for research and having an acquisition cost of $5,000 or more shall vest as set forth in the contract. If title to equipment vests in the Contractor under this subparagraph c)(4), the Contractor agrees that no charge will be made to the Government for any depreciation, amortization, or use under any existing or future Government contract or subcontract thereunder. The Contractor shall furnish the Contracting Officer a list of all equipment to which title is vested in the Contractor under this subparagraph (c)(4) within 10 days following the end of the calendar quarter during which it was received.

(5) Vesting title under this paragraph (c) is subject to civil rights legislation, 42 U.S.C.2000d. Before title is vested and by signing this contract, the Contractor accepts and agrees that —

No person in the United States shall, on the ground of race, color, or national origin, be excluded from participation in, be denied the benefits of, or be otherwise subjected to discrimination under this contemplated financial assistance (title to equipment).

(d)	Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e)	Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(f)	Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g)	Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

(2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage)—

(i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii) For which the Contractor is otherwise responsible under the express terms of this contract;

(iv) That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or

(v) That results from a failure on the part of the Contractor, due to willful misconduct or

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 22 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(3)(i) If the Contractor fails to act as provided by subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.

(ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage—

(A) Did not result from the Contractor’s failure to maintain an approved program or system; or

(B) Occurred while an approved program or system was maintained by the Contractor.

(4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

(5) [The contractor shall notify the contracting officer u]pon loss or destruction of, or damage to, government property provided under this contract, [with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. T]he Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of—

(i) The lost, destroyed, or damaged Government property;

(ii) The time and origin of the loss, destruction, or damage;

(iii) All known interests in commingled property of which the Government property is a part; and

(iv) The insurance, if any, covering any part of or interest in such commingled property.

(6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making any such equitable adjustment.

(7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

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Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

(8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

(9) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h)	Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for—

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i)	Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting, Officer inventory schedules covering all items of Government property not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the cost of the work covered by this contract or paid to the Government as directed by the Contracting Officer. The foregoing provisions shall apply to scrap from Government property; provided, however, that the Contracting Officer may authorize or direct the Contractor to omit from such inventory schedules any scrap consisting of faulty castings or forgings or of cutting and processing waste, such as chips, cuttings, borings, turnings, short ends, circles, trimmings, clippings, and remnants, and to dispose of such scrap in accordance with the Contractor’s normal practice and account for it as a part of general overhead or other reimbursable costs in accordance with the Contractor’s established accounting procedures.

(j)	Abandonment and restoration of Contractor premises. Unless otherwise provided herein, the Government—

(1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

(2) Has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances (e.g., abandonment, disposition upon completion of need, or contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k)	Communications. All communications under this clause shall be in writing.

(l)	Overseas contracts. If this contract is to be performed outside the United States of America, its territories, or possessions, the words “Government” and “Government-furnished”

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Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

(wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

(End of clause)

H-5	252.235-7011	FINAL SCIENTIFIC OR TECHNICAL REPORT	SEP/1999

The Contractor shall submit two copies of the approved scientific or technical report delivered under this contract to the Defense Technical Information Center (DTIC), Attn: DTIC-OC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, Virginia, VA 22060-6218. The Contractor shall include a completed Standard Form 298, Report Documentation Page, with each copy of the report. For submission of reports in other than paper copy, contact the Defense Technical Information Center, Attn: DTIC-OC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, Virginia, VA 22060-6218

H-6	52.7510	ESTIMATED COST, FIXED FEE, SUM ALLOTTED	AUG/2003

(a) Estimated Cost: The estimated cost of the contractor’s performance hereunder, exclusive of the fixed fee, is $724,927.84 which amount is based upon data on file in the office of the Contracting Officer. This sum may be increased from time to time by the Government solely at its discretion. Upon the making of any such increase, the Contracting Officer shall notify the contractor in writing thereof.

(b) Fixed Fee: In addition to the estimated cost, the Government shall pay the contractor a fixed fee of $54,564.46 for the performance of this contract. Subject to the withholding provided for in the clause of this contract entitled ‘Fixed Fee’, and unless the Contracting Officer determines that the contractor’s performance is unsatisfactory, this fixed fee may be paid, as it accrues in monthly installments in amounts which, when added to all previous payments on account of the fixed fee, bear the same proportion to the total fixed fee as the sum of the payments made and due on account of all allowable cost bear to the total estimated cost, or where appropriate, such payments of fixed fee will be based upon the percentage of completion of the work as determined from estimate made or approved by the Contracting Officer.

(c) Sum Allotted: There has been allotted for this contract, inclusive of the fixed fee, the total sum of $635,653.00. Being $591,157.29 on account of allowable cost and $44,495.71 on account of fixed fee.

H-7	52.7520	RELEASE OF INFORMATION MATERIAL TO THE PUBLIC BY PUBLICATION OR OTHER MEANS OF DISSEMINATION AND MARKING OF TECHNICAL REPORTS POTENTIALLY DISCLOSING INVENTIONS	SEP/1997

Scientific and technical information received in performance of, or generated by industry in performance of, an Army Contract will not be released to the public if it discloses classified or unclassified military applications, if the disclosure will be adverse to the national interest or will contain subject matter requiring review by the Department of Defense prior to release. In addition, release of information material which would generate national public interest is to be announced at the seat of Government and not by private industry. To preclude unauthorized release, information material which the contractor intends to publish or release to the public by other means will be forwarded to the Contracting Officer for approval prior to release. The following listing indicates the number of copies to be submitted for review and the time frame required by the Government to provide approval for release. The request for release shall indicate the date by which approval is required:

Material to be Reviewed/Approved	Number of Copies	Days Required By Government to Approve

Written materials and still photographs (properly captioned).	1	20

Scientific and Technical Papers and Presentations (each copy will include appropriate copies of all viewgraphs, photographs, charts, graphs and similar material properly captioned).	3	30

Technical information which might pertain to potential ‘subject inventions’, the ‘Patent Rights’ requirement in Section H.	3	30

Fact Sheets, Pamphlets and Brochures (each copy will include full text, layout and all illustrative material).	3	30

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Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

Contractor Advertisements (each copy will include text and layout, including artwork and photographs as proposed for final publication).	1	20

Exhibits-Design/Layout with test of copy to appear on display material and all artwork and photographs proposed for exhibition.	3	30

Motion Picture Productions will have a series of reviews conducted as follows:

(1) Preliminary written story/concept	3	30

(2) Final shooting script, including scene description/narration	3	25

(3) Rough cut film minus sound track before final editing; copy of final draft narration or final print with final narration.

TV NEWS FILM

One B-wind master for eventual release and file and two prints for review and return to originator.		30

(Material will be reviewed and normally approved at CECOM. Some documentation/material involving presentation outside the U.S.A. or material involving tri-service coordination will require US Army Materiel Command, Department of Army or Department of Defense approval. Fifteen (15) days additional time will be needed for approval of speeches and 40 days additional time will be needed for approval of manuscripts and other material, if approval is required above CECOM level.)

Notification of approval to release may be received in writing or verbally. If received verbally, it will be confirmed in writing by the Contracting Officer. The contractor shall provide the name and telephone number of the person to be notified verbally.

MARKING OF TECHNICAL REPORTS POTENTIALLY DISCLOSING INVENTIONS

Any report of either an interim nature or any final report not intended for public distribution which contains potentially patentable subject matter, shall have the following legend prominently displayed on its cover:

Notwithstanding any other legends marked hereon, this document contains information which may disclose a patentable invention in which the Government has a right, title or interest. Further distribution of this document to any non-governmental agency is prohibited without the written approval of US Army CECOM, Fort Monmouth, NJ (see 35 USC 205).

H-8	52.7630	YEAR 2000 COMPLIANCE	APR/2001

The contractor shall ensure that products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are year 2000 compliant as defined at FAR Part 39.

.CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 26 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION I - CONTRACT CLAUSES

	Regulatory Cite	Title	Date
I-1	52.203-3	GRATUITIES	APR/1984
I-2	52.203-5	CONVENANT AGAINST CONTINGENT FEES	APR/1984
I-3	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	JUL/1995
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995) AND ALTERNATE I (OCT 1995)	JUL/1995
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	JUN/2003
I-9	52.204-4	PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-10	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	JUL/1995
I-11	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-12	52.215-2	AUDIT AND RECORDS—NEGOTIATION	JUN/1999
I-13	52.215-8	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT	OCT/1997
I-14	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-15	52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-16	52.216-8	FIXED FEE	MAR/1997
I-17	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	OCT/2000
I-18	52.222-03	CONVICT LABOR	JUN/2003
I-19	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-20	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA & OTHER ELIGIBLE VETERANS	DEC/2001
I-21	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITES	JUN/1998
I-22	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA AND OTHER ELIGIBLE VETERANS	DEC/2001
I-23	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-24	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (DEVIATION)	OCT/2003
I-25	52.227-1	AUTHORIZATION AND CONSENT (JUL 1995) AND ALTERNATE I (APR 1984)	JUL/1995
I-26	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-27	52.227-11	PATENT RIGHTS - RETENTION BY THE CONTRACTOR (SHORT FORM)	JUN/1997
I-28	52.228-7	INSURANCE - LIABILITY TO THIRD PERSONS	MAR/1996
I-29	52.232-17	INTEREST	JUN/1996
I-30	52.232-23 ALT I	ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1984)	JAN/1986
I-31	52.232-25	PROMPT PAYMENT	OCT/2003
I-32	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I-33	52.233-1	DISPUTES	JUL/2002
I-34	52.242-01	NOTICE OF INTENT TO DISALLOW COSTS	APR/1984
I-35	52.242-13	BANKRUPTCY	JUL/1995
I-36	52.243-02	CHANGES - COST-REIMBURSEMENT (AUG 1987) AND ALTERNATE V (APR 1984)	AUG/1987
I-37	52.244-2	SUBCONTRACTS	AUG/1998
I-38	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-39	52.249-06	TERMINATION (COST-REIMBURSEMENT)	SEP/1996
I-40	52.249-14	EXCUSABLE DELAYS	APR/1984
I-41	252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY	NOV/1995
I-42	252.225-7004	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	APR/2003
I-43	252.225-7009	***REMOVED per DCN 20030331***USE IA0197** DUTY-FREE ENTRY— QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND COMPONENTS)	AUG/2000
I-44	252.225-7024	***RESERVED per DCN 20030331*** RESTRICTION ON ACQUISITION OF NIGHT VISION IMAGE INTENSIFIER TUBES AND DEVICES	DEC/1991
I-45	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	APR/2003
I-46	252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL	APR/2003
I-47	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JUN/1995
I-48	252.227-7018	RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE —SMALL BUSINESS INNOVATIVE RESEARCH (SBIR) PROGRAM	JUN/1995
I-49	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
I-50	252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT	MAR/2000
I-51	252.227-7036	DECLARATION OF TECHNICAL DATA CONFORMITY	JAN/1997

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 27 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

	Regulatory Cite	Title	Date
I-52	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-53	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003

I-54	52.216-7	ALLOWABLE COST AND PAYMENT	DEC/2002

(a) Invoicing. The Government shall make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Subpart 31.2 of the Federal Acquisition Regulation (FAR) in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate i to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30TH day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs.

(1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of this section, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term “costs” includes only —

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for —

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made-

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(B) Materials issued from the Contractor’s inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check or other form of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless-

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 28 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates.

(1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)

(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor’s actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor’s proposal.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify

(i) the agreed-upon final annual indirect cost rates,

(ii) the bases to which the rates apply,

(iii) the periods for which the rates apply,

(iv) any specific indirect cost items treated as direct costs in the settlement, and

(v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates.

The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer, if approved in writing by the Contracting Officer), after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

(6)

(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes Clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates —

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 29 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. Any payment may be —

(1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs; or

(2) Adjusted for prior overpayments or underpayments.

(h) Final payment.

(1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(5) of this clause, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver —

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except —

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor’s indemnification of the Government against patent liability.

(End of Clause)

I-55	52.227-03	PATENT INDEMNITY (ALTERNATE II)	APR/1984

The following paragraph (c) is added to the clause at FAR 52.227-03 (APR 84), which is incorporated by reference:

(c) This patent indemnification shall cover the following items:

This patent indemnification shall be applicable to any patent claims or suits against the Government arising out of any activity occurring pursuant to this contract regarding the making, use, or sale of any items, or materials; or the practicing of any processes; which, in either case, have been sold or offered for sale by the contractor or its subcontractors hereunder to the public, in the commercial open market, and to such items, materials, or processes with relatively minor modifications thereto.

I-56	52.252-02	CLAUSES INCORPORATED BY REFERENCE	FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

             http://www.arnet.gov/far

             http://farsite.hill.af.mil

(End of Clause)

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15P7T-04-C-P001 MOD/AMD	Page 30 of 30

Name of Offeror or Contractor: IRVINE SENSORS CORPORATION

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	DD FORM 1423 MONTHLY REPORT AND DID		003	EMAIL
Exhibit B	DD FORM 1423 BI MONTHLY REPORT AND DID		002	EMAIL
Exhibit C	DD FORM 1423 ICD AND DID		002	EMAIL
Exhibit D	DD FORM 1423 FINAL REPORT AND DID		002	EMAIL
Attachment 001	STATEMENT OF WORK - ROIC DEVELOPMENT	15-AUG-2003	005	EMAIL
Attachment 002	OZONE DEPLETING SUBSTANCES		001	EMAIL